July 15, 2008

Dear Johnson Mutual Fund Shareholder:

Enclosed is your quarterly Account Statement for the period ending June 30, 2008. In these times of volatility in the financial markets, we want you to know how much we appreciate the confidence you have placed in us for some part of your investment needs.

Because of the challenges we are all experiencing during these financially difficult times, I want to share some return data that reflects our focus on conserving your capital when the equity markets are so bad. I am pleased to report that all of our funds outperformed the broad market equity indexes through June 30, 2008. The chart below depicts total returns through the first six months for our Fund Family and for the broad markets, including the Dow Jones Industrial Average, the S&P 500 and the NASDAQ Composite Index.

The Fixed Income and Municipal Income bond funds have performed in accordance with their respective markets and have provided some positive returns as shown in the chart. In order to conserve shareholder value we continue to adhere to high quality fixed income investments and will not compromise our philosophy on quality.

The turnaround for the markets will take time and will not be easy. We invite you to read our Quarterly Insight newsletter, which provides more perspective on navigating a bear market along with other commentary and news.

Sincerely,

/s/ Timothy E. Johnson
Timothy E. Johnson, President

See reverse side for important disclosures

This material is furnished by Johnson Investment Counsel, which acts as the investment adviser to each Fund in the Johnson Mutual Funds Trust.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more of less than their original cost.  Please contact the Funds for up-to-date month-end performance data at (800)541-0170.

An investor should consider a Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other information can be found in the Fund's prospectus. Please read the prospectus carefully before investing. Please contact Johnson Mutual Funds at 513-661-3100 or toll-free at 800-541-0170 to obtain the Funds’ prospectus.